[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report
May 31, 2001

Merrill Lynch
Latin America
Fund, Inc.

www.mlim.ml.com

MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of May 31, 2001

A map illustrating the following percentages:

Mexico                    49.6%
Venezuela                  2.3%
Colombia                   1.4%
Peru                       0.8%
Brazil                    36.6%
Argentina                  1.3%
Chile                      2.6%

* Total may not equal 100% and does not include short-term securities.

                            Merrill Lynch Latin America Fund, Inc., May 31, 2001

DEAR SHAREHOLDER

For the six-month period ended May 31, 2001, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +11.09%, +10.64%, +10.57% and +11.08%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The Fund's returns slightly lagged the total return of the unmanaged Morgan Stanley Capital International (MSCI) Latin America Free Index of +11.88%, but slightly exceeded the +10.55% median return of the Lipper Latin American Funds Average, the Fund's peer group, for the same period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Latin America Free Index, unless otherwise noted, and are for the six-month period ended May 31, 2001.)

The Fund's performance during the six-month period ended May 31, 2001 was largely attributed to our underweighted position in Argentina and overweighted positions in Mexico and Venezuela. The Fund was hurt by its large weighting in Mexican media stocks, which significantly underperformed the market during the six-month period. These stocks have contributed significantly to the Fund's performance in year's past and, for reasons which we explain later in this letter, we believe that this investment provides good potential going forward.

Investment Overview

During the six-month period ended May 31, 2001, the Latin American markets continued to outperform the US market. The MSCI Latin America Free Index rose 11.88% compared to a 3.90% decline in the Standard & Poor's 500 Index and an 18.65% decline in the NASDAQ Composite Index for the same six-month period.

The past six months were also marked by a significant divergence in the performance of the Fund's two most important markets, Mexico and Brazil. The Mexican market rose 20% during the period while the Brazilian market was basically flat. A significant portion of the Fund's assets are invested in Mexico because we feel that stocks in Mexico are attractively valued. We also have confidence in Mexico's macro outlook, which consists of a strong balance of payments and the prospect for further declines in interest rates. We may witness rallies in Brazil's most depressed stocks; however, we believe that Mexico's macro outlook will continue to improve relative to Brazil. This is the first time in years that the Fund has had overweighted positions in Mexico, rather than in Brazil. We are beginning to see value in selected stocks in Brazil, but we do not believe that they are well priced, given the risks. We are concerned about the outlook for Brazilian political developments on the eve of the October 2002 presidential elections. We are also concerned about increasing interest rates, decelerating growth, and a somewhat vulnerable balance of payments position.

Part of our ongoing strategy is to seek opportunities to accumulate stocks whose prices had been unjustifiably punished. During the period, we identified and invested in a number of such potential bargains. For example, we increased our investment in America Movil, SA de CV, the Pan Latin American cellular company spun off by telecommunications service provider Telmex. The company was spun off to shareholders in February 2001. In April, the company reported a very low operating margin for their first quarter as a publicly traded company. The low margins were primarily the result of an accounting change at one of their companies. The company's management has limited experience dealing with the investment community and did not efficiently communicate the results to its investors. As a result, this stock dropped precipitously, and we were able to benefit from our in-depth research and solid understanding of the change in financial reporting standards.

We increased our investment in Grupo Televisa SA, Mexico's largest media company and the largest producer of Spanish television content in the world. We had reduced our position about a year ago because of what we considered to be an excessively high valuation, but were recently presented with an excellent buying opportunity. Both Televisa and TV Azteca, SA de CV have been hurt by fears of a Mexican economic slowdown and their impact on television advertising. Investors are also concerned by the news of a weak US advertising environment. Although Mexican advertising is cyclical, we believe that the secular growth outlook for Mexican advertising spending is very different from the outlook for the US advertising market. Investors, we believe, are being too short-sighted. Even if we were to get a year or two of weakness, at current prices, we believe the Mexican media stocks offer a unique opportunity to invest in businesses with great economics and attractive long-term growth rates at unusually low valuations. As such, we anticipate that we will be rewarded for our patience.

In Conclusion

Although we expect continued volatility in Latin American markets, we will seek to maintain the Fund's positive performance through a strict adherence to our disciplined, value-oriented approach to stock selection. As mentioned, we are becoming increasingly concerned about the macro-political outlook for Brazil. However, we continue to find stocks that offer attractive opportunities for long-term investment.

We thank you for your continued interest in Merrill Lynch Latin America Fund, Inc., and we look forward to updating you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Orlando Muyshondt

Orlando Muyshondt
Senior Portfolio Manager

June 27, 2001

--------------------------------------------------------------------------------
We are pleased to announce that Orlando Muyshondt is responsible for the day-to-day management of Merrill Lynch Latin America Fund, Inc. Mr. Muyshondt is Director of Merrill Lynch Investment Managers, L.P. since 2000 and a member of the Fund's management team since 1994.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Orlando Muyshondt, Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of Merrill Lynch Latin America Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                     2 & 3

                            Merrill Lynch Latin America Fund, Inc., May 31, 2001

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                              6 Month        12 Month     Since Inception
As of May 31, 2001                          Total Return   Total Return     Total Return
=========================================================================================
ML Latin America Fund, Inc. Class A Shares     +11.09%         +5.06%         - 8.43%
-----------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares     +10.64          +4.08          +60.42
-----------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares     +10.57          +4.01          -14.57
-----------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares     +11.08          +4.87          +73.16
=========================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 10/21/94 for Class A & Class C Shares and from 9/27/91 for Class B & Class D Shares.

Average Annual Total Return

                                             % Return Without    % Return With
                                                Sales Charge      Sales Charge**
==============================================================================
Class A Shares*
==============================================================================
One Year Ended 3/31/01                             -20.06%            -24.26%
------------------------------------------------------------------------------
Five Years Ended 3/31/01                           + 5.17             + 4.04
------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/01               - 2.69             - 3.50
------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return           % Return
                                                Without CDSC         With CDSC**
==============================================================================
Class B Shares*
==============================================================================
One Year Ended 3/31/01                             -20.90%            -24.06%
------------------------------------------------------------------------------
Five Years Ended 3/31/01                           + 4.06             + 4.06
------------------------------------------------------------------------------
Inception (9/27/91) through 3/31/01                + 4.14             + 4.14
------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

==============================================================================
                                                  % Return           % Return
                                                Without CDSC         With CDSC**
==============================================================================
Class C Shares*
==============================================================================
One Year Ended 3/31/01                             -20.91%            -21.70%
------------------------------------------------------------------------------
Five Years Ended 3/31/01                           + 4.06             + 4.06
------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/01               - 3.71             - 3.71
------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

==============================================================================
                                             % Return Without    % Return With
                                                Sales Charge      Sales Charge**
==============================================================================
Class D Shares*
==============================================================================
One Year Ended 3/31/01                             -20.27%            -24.45%
------------------------------------------------------------------------------
Five Years Ended 3/31/01                           + 4.90             + 3.78
------------------------------------------------------------------------------
Inception (9/27/91) through 3/31/01                + 4.97             + 4.37
------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**    Assuming maximum sales charge.

PORTFOLIO INFORMATION

As of May 31, 2001

                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets

Telefonos de Mexico SA (ADR) ........................................   10.0%
America Movil, SA de CV (Series L) (ADR) ............................    7.4
Petroleo Brasileiro SA--Petrobras* ..................................    6.7
Fomento Economico Mexicano, SA de CV (ADR) ..........................    5.7
TV Azteca, SA de CV* ................................................    4.3
Grupo Televisa SA (ADR) .............................................    4.0
Pepsi-Gemex SA (GDR) ................................................    3.6
Weg SA (Preferred) ..................................................    3.6
Companhia de Bebidas das Americas (Preferred)* ......................    2.9
Cemex, SA de CV* ....................................................    2.4

*     Includes combined holdings.

                                                                      Percent of
Ten Largest Industries (Equity Investments)                           Net Assets

Diversified Telecommunications Services .............................   17.3%
Wireless Telecommunications Services ................................   12.8
Beverages ...........................................................    9.7
Media ...............................................................    9.5
Oil & Gas ...........................................................    6.7
Electric Utilities ..................................................    6.4
Specialty Retailing .................................................    3.8
Machinery & Engineering .............................................    3.7
Banking .............................................................    3.1
Construction Materials ..............................................    2.9


                                     4 & 5

                            Merrill Lynch Latin America Fund, Inc., May 31, 2001

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                      Shares Held/                                                                        Percent of
COUNTRY    Industries                 Face Amount               Long-Term Investments                           Value     Net Assets
====================================================================================================================================
Argentina  Real Estate                     51,675   +IRSA Inversiones y Representaciones SA 'B'              $    75,962      0.1%
                                          116,470   +IRSA Inversiones y Representaciones SA (GDR)**            1,700,462      1.0
                                                                                                             -----------     -----
                                                                                                               1,776,424      1.1
           -------------------------------------------------------------------------------------------------------------------------
           Textiles & Apparel             468,962   +Grimoldi SA 'B'                                             328,273      0.2
           -------------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Argentina                  2,104,697      1.3
====================================================================================================================================
Brazil     Aerospace & Defense             25,110    Embraer-Empresa Brasileira de Aeronautica SA (ADR)*       1,039,554      0.6
           -------------------------------------------------------------------------------------------------------------------------
           Banking                     23,541,144    Banco Itau SA (Preferred)                                 1,904,833      1.2
                                       99,875,514    Bradespar SA (Preferred)                                     34,695      0.0
                                           17,000    Uniao de Bancos Brasileiros SA (Unibanco)(GDR)**            434,350      0.2
                                                                                                             -----------     -----
                                                                                                               2,373,878      1.4
           -------------------------------------------------------------------------------------------------------------------------
           Beverages & Tobacco         16,191,900    Companhia de Bebidas das Americas (Preferred)             3,669,775      2.2
                                           46,570    Companhia de Bebidas das Americas (Preferred) (ADR)*      1,045,031      0.7
                                                                                                             -----------     -----
                                                                                                               4,714,806      2.9
           -------------------------------------------------------------------------------------------------------------------------
           Diversified                  2,836,260    Itausa-Investimentos Itau SA (Preferred)                  2,463,179      1.5
           Financials
           -------------------------------------------------------------------------------------------------------------------------
           Diversified                    358,950    Embratel Participacoes SA (ADR)*                          3,069,022      1.9
           Telecommunications          42,886,850    Tele Norte Leste Participacoes SA                           581,393      0.3
           Services                       125,314    Tele Norte Leste Participacoes SA (ADR)*                  1,986,227      1.2
                                        6,914,823    Tele Norte Leste Participacoes SA (Preferred)               108,094      0.1
                                           88,141    Tele Norte Leste Participacoes SA (Rights) (d)                    7      0.0
                                          549,873    Tele Norte Leste Participacoes SA (Rights) (d)                    5      0.0
                                      241,765,637   +Telecomunicacoes Brasileiras SA--Telebras                     3,073      0.0
                                                                                                             -----------     -----
                                                                                                               5,747,821      3.5
           -------------------------------------------------------------------------------------------------------------------------
           Electric Utilities              22,926    Companhia Energetica de Minas Gerais SA--CEMIG (ADR)*       223,476      0.1
                                           49,953   +Companhia Energetica de Minas Gerais SA--CEMIG
                                                     (ADR)* (b)                                                  486,927      0.3
                                      235,380,258    Companhia Energetica de Minas Gerais SA--CEMIG
                                                     (Preferred)                                               2,293,474      1.4
                                      996,675,150    Companhia Energetica do Ceara-Coelce 'A' (Preferred)      2,195,599      1.3
                                          351,136    Companhia Paranaense de Energia--Copel (ADR)*             2,405,282      1.5
                                           45,215    Espirito Santo Centrais Eletricas SA--Escelsa             1,896,329      1.2
                                                                                                             -----------     -----
                                                                                                               9,501,087      5.8
           -------------------------------------------------------------------------------------------------------------------------
           Food &                          54,558    Companhia Brasileira de Distribuicao Grupo Pao de
           Drug Retailing                            Acucar (ADR)*                                             1,423,964      0.9
           -------------------------------------------------------------------------------------------------------------------------
           Forest Products                 49,045    Aracruz Celulose SA (ADR)*                                  848,969      0.5
                                       94,062,412    Votorantim Celulose e Papel SA (Preferred)                2,430,759      1.5
                                                                                                             -----------     -----
                                                                                                               3,279,728      2.0
           -------------------------------------------------------------------------------------------------------------------------
           IT Consulting Services           2,800   +Terra Networks, SA                                           21,716      0.0
           -------------------------------------------------------------------------------------------------------------------------
           Machinery &                  6,986,987    Weg SA (Preferred)                                        5,919,921      3.6
           Engineering
           -------------------------------------------------------------------------------------------------------------------------
           Metals & Mining                    949    Companhia Siderurgica Nacional                                   19      0.0
                                    BRL 1,099,391    Companhia Vale do Rio Doce, 0% due 12/31/2049 (a)                 0      0.0
                                                                                                             -----------     -----
                                                                                                                      19      0.0
           -------------------------------------------------------------------------------------------------------------------------
           Oil & Gas                       47,815    Petroleo Brasileiro SA--Petrobras                         1,357,172      0.8
                                          338,195    Petroleo Brasileiro SA--Petrobras (ADR)*                  9,570,918      5.9
                                                                                                             -----------     -----
                                                                                                              10,928,090      6.7
           -------------------------------------------------------------------------------------------------------------------------
           Specialty Retailing            229,375    Globex Utilidades SA (Preferred)                          1,940,529      1.2
           -------------------------------------------------------------------------------------------------------------------------
           Textiles & Apparel          23,242,378    Companhia de Tecidos Norte de Minas--Coteminas
                                                     (Preferred)                                               1,506,398      0.9
                                       18,290,985   +Empresa Nasional de Comercio SA                              34,869      0.0
                                                                                                             -----------     -----
                                                                                                               1,541,267      0.9
           -------------------------------------------------------------------------------------------------------------------------
           Wireless                     2,605,383    Celular CRT Participacoes SA (Preferred)                  1,179,900      0.7
           Telecommunications         182,286,229    Tele Celular Sul Participacoes SA                           312,755      0.2
                                      160,722,746    Tele Centro Oeste Celular Participacoes SA                  525,643      0.3
                                          201,175    Tele Centro Oeste Celular Participacoes SA (ADR)*         1,728,093      1.0
                                      186,561,730   +Tele Leste Celular Participacoes SA                         175,457      0.1
                                           12,093   +Tele Leste Celular Participacoes SA (ADR)*                  507,906      0.3
                                      149,622,009    Tele Nordeste Celular Participacoes SA                      271,925      0.2
                                           18,849    Tele Nordeste Celular Participacoes SA (ADR)*               639,924      0.4
                                      189,832,704    Tele Norte Celular Participacoes SA                         148,778      0.1
                                           27,227    Tele Norte Celular Participacoes SA (ADR)*                  726,961      0.4
                                        1,036,638    Telemig Celular Participacoes SA                              2,826      0.0
                                      191,513,304    Telemig Celular Participacoes SA                            584,154      0.4
                                            5,095    Telemig Celular Participacoes SA (ADR)*                     219,849      0.1
                                        8,562,775   +Telemig Celular SA                                          145,101      0.1
                                          735,140    Telemig Celular SA 'C' (Preferred)                           13,392      0.0
                                       44,253,750   +Telesp Celular Participacoes SA                             268,466      0.2
                                           81,919    Telesp Celular Participacoes SA (ADR)*                    1,430,306      0.9
                                                                                                             -----------     -----
                                                                                                               8,881,436      5.4
           -------------------------------------------------------------------------------------------------------------------------
           Wireline                     8,199,975   +Telecomunicacoes de Minas Gerais-Telemig                    312,679      0.2
           Telecommunications             735,140    Telecomunicacoes de Minas Gerais-Telemig 'B'
           Services                                  (Preferred)                                                  29,275      0.0
                                                                                                             -----------     -----
                                                                                                                 341,954      0.2
           -------------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Brazil                    60,118,949     36.6
====================================================================================================================================
Chile      Diversified                    212,586   +Compania de Telecomunicaciones de Chile SA (ADR)*         3,199,419      2.0
           Telecommunications
           Services
           -------------------------------------------------------------------------------------------------------------------------
           Electric Utilities           1,414,456    Empresa Nacional de Electricidad SA (Endesa)                571,521      0.3
                                        1,399,629    Enersis SA                                                  462,498      0.3
                                                                                                             -----------     -----
                                                                                                               1,034,019      0.6
           -------------------------------------------------------------------------------------------------------------------------
                                                     Total Long-Term Investments in Chile                      4,233,438      2.6
====================================================================================================================================


                                     6 & 7

                            Merrill Lynch Latin America Fund, Inc., May 31, 2001

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                          Shares                                                                         Percent of
COUNTRY        Industries                  Held                    Long-Term Investments                       Value     Net Assets
====================================================================================================================================
Colombia       Banking                     935,261      Banco de Bogota                                    $  1,092,980      0.7%
                                         7,110,200      Banco Ganadero SA (Preferred)                           241,334      0.1
                                                                                                           ------------    ------
                                                                                                              1,334,314      0.8
               ---------------------------------------------------------------------------------------------------------------------
               Diversified Financials      467,943     +Valores Bavaria SA                                      241,059      0.1
               ---------------------------------------------------------------------------------------------------------------------
               Multiline Retailing         417,275      Almacenes Exito SA                                      784,351      0.5
               ---------------------------------------------------------------------------------------------------------------------
                                                        Total Long-Term Investments in Colombia               2,359,724      1.4
====================================================================================================================================
Mexico         Banking                      25,366      Banco Latinoamericano de Exportaciones, SA 'E'          866,249      0.5
               ---------------------------------------------------------------------------------------------------------------------
               Beverages                   218,592      Fomento Economico Mexicano, SA de CV (ADR)*           9,366,667      5.7
                                         1,035,175     +Pepsi-Gemex SA (GDR)**                                5,952,256      3.6
                                                                                                           ------------    ------
                                                                                                             15,318,923      9.3
               ---------------------------------------------------------------------------------------------------------------------
               Construction Materials      138,758      Cemex, SA de CV                                         730,353      0.4
                                           122,800      Cemex, SA de CV (ADR)*                                3,252,972      2.0
                                            13,298      Cemex, SA de CV (ADR)* (Warrants) (c)                    31,915      0.0
                                             9,000      Cemex, SA de CV (Warrants) (c)                            4,405      0.0
                                                                                                           ------------    ------
                                                                                                              4,019,645      2.4
               ---------------------------------------------------------------------------------------------------------------------
               Diversified Financials      598,863     +Grupo Carso, SA de CV 'A1'                            1,661,066      1.0
                                            52,028     +Grupo Carso, SA de CV (ADR)*                            288,620      0.2
                                           140,375     +Grupo Financiero Bancomer, SA de CV 'O'                 129,023      0.1
                                                                                                           ------------    ------
                                                                                                              2,078,709      1.3
               ---------------------------------------------------------------------------------------------------------------------
               Diversified                 474,864      Telefonos de Mexico SA (ADR)*                        16,378,059     10.0
               Telecommunications
               Services
               ---------------------------------------------------------------------------------------------------------------------
               Food Products               869,675      Grupo Industrial Bimbo, SA de CV 'A'                  1,248,677      0.8
               ---------------------------------------------------------------------------------------------------------------------
               Industrial                  603,722      Alfa, SA 'A'                                            975,832      0.6
               Conglomerates               143,789     +Desc, SA de CV (ADR)*                                 1,114,365      0.7
                                                                                                           ------------    ------
                                                                                                              2,090,197      1.3
               ---------------------------------------------------------------------------------------------------------------------
               Machinery &                  14,376      Tubos de Acero de Mexico SA (ADR)*                      183,294      0.1
               Engineering
               ---------------------------------------------------------------------------------------------------------------------
               Media                       510,143     +Corporacion Interamericana de
                                                        Entretenimiento SA 'B'                                2,022,593      1.2
                                           154,818     +Grupo Televisa SA (ADR)*                              6,533,320      4.0
                                        13,702,400      TV Azteca, SA de CV                                   6,334,388      3.9
                                            91,622      TV Azteca, SA de CV (ADR)*                              687,165      0.4
                                                                                                           ------------    ------
                                                                                                             15,577,466      9.5
               ---------------------------------------------------------------------------------------------------------------------
               Multiline Retailing         303,019     +Grupo Sanborns SA 'B1'                                  404,091      0.2
                                         1,368,797      Wal-Mart de Mexico, SA de CV 'C'                      3,303,813      2.0
                                                                                                           ------------    ------
                                                                                                              3,707,904      2.2
               ---------------------------------------------------------------------------------------------------------------------
               Non-Ferrous Metals          501,575      Nuevo Grupo Mexico SA 'B'                             1,456,687      0.9
               ---------------------------------------------------------------------------------------------------------------------
               Paper & Forest Products     757,667      Kimberly-Clark de Mexico, SA de CV 'A'                2,069,399      1.3
               ---------------------------------------------------------------------------------------------------------------------
               Specialty Retailing       1,028,061      Controladora Comercial Mexicana, SA de CV               950,511      0.6
                                         3,660,786      Grupo Elektra, SA de CV                               3,324,910      2.0
                                                                                                           ------------    ------
                                                                                                              4,275,421      2.6
               ---------------------------------------------------------------------------------------------------------------------
               Wireless                    595,464      America Movil, SA de CV (Series L) (ADR)*            12,141,511      7.4
               Telecommunications
               Services
               ---------------------------------------------------------------------------------------------------------------------
                                                        Total Long-Term Investments in Mexico                81,412,141     49.6
====================================================================================================================================
Peru           Banking                      80,976      Credicorp Limited                                       655,906      0.4
               ---------------------------------------------------------------------------------------------------------------------
               Beverages                 5,579,338     +Alicorp SA                                              569,792      0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                        Total Long-Term Investments in Peru                   1,225,698      0.8
====================================================================================================================================
Venezuela      Construction Materials    1,298,170      Corporacion Venezolana de Cementos I, SACA              407,462      0.2
                                           904,441      Corporacion Venezolana de Cementos II, SACA             283,881      0.2
                                           643,105     +Sudamtex de Venezuela (ADR)* (b)                        161,870      0.1
                                                                                                           ------------    ------
                                                                                                                853,213      0.5
               ---------------------------------------------------------------------------------------------------------------------
               Diversified                 116,325      Compania Anonima Nacional Telefonos de
               Telecommunications                       Venezuela (CANTV) (ADR)*                              2,908,125      1.8
               Services
               ---------------------------------------------------------------------------------------------------------------------
               Metals & Mining              46,750     +International Briquettes Holding, Inc.                   24,310      0.0
               ---------------------------------------------------------------------------------------------------------------------
                                                        Total Long-Term Investments in Venezuela              3,785,648      2.3
====================================================================================================================================
                                                        Total Long-Term Investments (Cost--$194,195,991)    155,240,295     94.6
====================================================================================================================================
                                         Face
                                        Amount                  Short-Term Investments
====================================================================================================================================
United States  Commercial            US$ 7,940,000      General Motors Acceptance Corp., 4.19%
               Paper***                                 due 6/01/2001                                         7,940,000      4.8
               ---------------------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Investments (Cost--$7,940,000)       7,940,000      4.8
====================================================================================================================================
               Total Investments (Cost--$202,135,991)                                                       163,180,295     99.4
               Other Assets Less Liabilities                                                                    955,297      0.6
                                                                                                           ------------    ------
               Net Assets                                                                                  $164,135,592    100.0%
                                                                                                           ============    =====
====================================================================================================================================

  *   American Depositary Receipts (ADR).
 **   Global Depositary Receipts (GDR).
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a) Received through a bonus issue from Companhia Vale do Rio Doce. As of May 31, 2001, the bonds have not commenced trading and the coupon rate has not been determined.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d)   The rights may be exercised until 6/08/2001.
  +   Non-income producing security.

      See Notes to Consolidated Financial Statements.


                                     8 & 9

                            Merrill Lynch Latin America Fund, Inc., May 31, 2001

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

              As of May 31, 2001
===================================================================================================================================
Assets:       Investments, at value (identified cost--$202,135,991) ............................                      $ 163,180,295
              Cash .............................................................................                                116
              Foreign cash .....................................................................                            267,145
              Receivables:
                Dividends ......................................................................      $     891,717
                Securities sold ................................................................            717,550
                Capital shares sold ............................................................             73,359       1,682,626
                                                                                                      -------------
              Prepaid expenses .................................................................                             89,767
                                                                                                                      -------------
              Total assets .....................................................................                        165,219,949
                                                                                                                      -------------
===================================================================================================================================
Liabilities:  Payables:
                Capital shares redeemed ........................................................            511,142
                Investment adviser .............................................................            121,165
                Distributor ....................................................................             82,884
                Securities purchased ...........................................................              3,008         718,199
                                                                                                      -------------
              Accrued expenses .................................................................                            366,158
                                                                                                                      -------------
              Total liabilities ................................................................                          1,084,357
                                                                                                                      -------------
===================================================================================================================================
Net Assets:   Net assets .......................................................................                      $ 164,135,592
                                                                                                                      =============
===================================================================================================================================
Net Assets    Class A Common Stock, $.10 par value, 100,000,000 shares authorized ..............                      $     214,720
Consist of:   Class B Common Stock, $.10 par value, 100,000,000 shares authorized ..............                            562,925
              Class C Common Stock, $.10 par value, 100,000,000 shares authorized ..............                             47,453
              Class D Common Stock, $.10 par value, 100,000,000 shares authorized ..............                            327,417
              Paid-in capital in excess of par .................................................                        331,032,542
              Undistributed investment income--net .............................................                            962,950
              Accumulated realized capital losses on investments and foreign
              currency transactions--net .......................................................                       (129,959,723)
              Unrealized depreciation on investments and foreign currency transactions--net ....                        (39,052,692)
                                                                                                                      -------------
              Net assets .......................................................................                      $ 164,135,592
                                                                                                                      =============
===================================================================================================================================
Net Asset     Class A--Based on net assets of $31,207,347 and 2,147,202 shares outstanding .....                      $       14.53
Value:                                                                                                                =============
              Class B--Based on net assets of $79,010,246 and 5,629,252 shares outstanding .....                      $       14.04
                                                                                                                      =============
              Class C--Based on net assets of $6,654,013 and 474,526 shares outstanding ........                      $       14.02
                                                                                                                      =============
              Class D--Based on net assets of $47,263,986 and 3,274,170 shares outstanding .....                      $       14.44
                                                                                                                      =============
===================================================================================================================================

      See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

                    For the Six Months Ended May 31, 2001
===========================================================================================================
Investment Income:  Dividends (net of $283,336 foreign withholding tax) ....                   $  2,826,275
                    Interest and discount earned ...........................                        141,767
                    Other ..................................................                          8,361
                                                                                               ------------
                    Total income ...........................................                      2,976,403
                                                                                               ------------
===========================================================================================================
Expenses:           Investment advisory fees ...............................   $    854,058
                    Account maintenance and distribution fees--Class B .....        424,316
                    Transfer agent fees--Class B ...........................        151,809
                    Custodian fees .........................................        132,716
                    Transfer agent fees--Class D ...........................         73,071
                    Account maintenance fees--Class D ......................         59,361
                    Professional fees ......................................         55,505
                    Transfer agent fees--Class A ...........................         48,544
                    Printing and shareholder reports .......................         36,611
                    Account maintenance and distribution fees--Class C .....         34,664
                    Directors' fees and expenses ...........................         32,604
                    Registration fees ......................................         30,512
                    Accounting services ....................................         26,546
                    Transfer agent fees--Class C ...........................         12,398
                    Foreign capital gains tax ..............................          1,870
                    Pricing fees ...........................................          1,165
                    Other ..................................................         37,703
                                                                               ------------
                    Total expenses .........................................                      2,013,453
                                                                                               ------------
                    Investment income--net .................................                        962,950
                                                                                               ------------
===========================================================================================================
Realized &          Realized gain (loss) from:
Unrealized           Investments--net ......................................      5,671,955
Gain (Loss) on       Foreign currency transactions--net ....................       (297,264)      5,374,691
Investments &                                                                  ------------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net:   Investments--net ......................................     11,209,031
                     Foreign currency transactions--net ....................         (7,348)     11,201,683
                                                                               ------------    ------------
                    Net Increase in Net Assets Resulting from Operations ...                   $ 17,539,324
                                                                                               ============
===========================================================================================================

      See Notes to Consolidated Financial Statements.


                                    10 & 11

                            Merrill Lynch Latin America Fund, Inc., May 31, 2001

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six           For the
                                                                                                Months Ended         Year Ended
                                                                                                   May 31,          November 30,
                Increase (Decrease) in Net Assets:                                                  2001                2000
================================================================================================================================
Operations:     Investment income (loss)--net ...........................................      $     962,950       $    (329,635)
                Realized gain on investments and foreign currency transactions--net .....          5,374,691          33,846,938
                Change in unrealized depreciation on investments and foreign currency
                transactions--net .......................................................         11,201,683         (17,408,512)
                                                                                               -------------       -------------
                Net increase in net assets resulting from operations ....................         17,539,324          16,108,791
                                                                                               -------------       -------------
================================================================================================================================
Dividends to    Investment income--net:
Shareholders:     Class A ...............................................................                 --            (447,048)
                  Class B ...............................................................                 --            (694,790)
                  Class C ...............................................................                 --             (67,269)
                  Class D ...............................................................                 --            (594,890)
                In excess of investment income--net:
                  Class A ...............................................................                 --            (110,841)
                  Class B ...............................................................                 --            (172,266)
                  Class C ...............................................................                 --             (16,678)
                  Class D ...............................................................                 --            (147,496)
                                                                                               -------------       -------------
                Net decrease in net assets resulting from dividends to shareholders .....                 --          (2,251,278)
                                                                                               -------------       -------------
================================================================================================================================
Capital Share   Net decrease in net assets derived from capital share transactions ......        (24,701,056)        (68,794,900)
Transactions:                                                                                  -------------       -------------
================================================================================================================================
Net Assets:     Total decrease in net assets ............................................         (7,161,732)        (54,937,387)
                Beginning of period .....................................................        171,297,324         226,234,711
                                                                                               -------------       -------------
                End of period* ..........................................................      $ 164,135,592       $ 171,297,324
                                                                                               =============       =============
================================================================================================================================
               *Undistributed investment income--net ....................................      $     962,950       $          --
                                                                                               =============       =============
================================================================================================================================

      See Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                                      Class A
                   The following per share data and ratios have             ------------------------------------------------------
                   been derived from information provided                   For the Six
                   in the financial statements.                             Months Ended        For the Year Ended November 30,
                                                                               May 31,    ----------------------------------------
                   Increase (Decrease) in Net Asset Value:                       2001       2000      1999       1998       1997
==================================================================================================================================
Per Share          Net asset value, beginning of period ...................    $ 13.08    $ 12.89    $ 10.61    $ 15.10    $ 12.83
Operating                                                                      -------    -------    -------    -------    -------
Performance:       Investment income--net+ ................................        .12        .07        .20        .38        .17
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions--net .....................       1.33        .35       2.63      (4.87)      2.54
                                                                               -------    -------    -------    -------    -------
                   Total from investment operations .......................       1.45        .42       2.83      (4.49)      2.71
                                                                               -------    -------    -------    -------    -------
                   Less dividends:
                     Investment income--net ...............................         --       (.18)      (.55)        --       (.44)
                     In excess of investment income--net ..................         --       (.05)        --         --         --
                                                                               -------    -------    -------    -------    -------
                   Total dividends ........................................         --       (.23)      (.55)        --       (.44)
                                                                               -------    -------    -------    -------    -------
                   Net asset value, end of period .........................    $ 14.53    $ 13.08    $ 12.89    $ 10.61    $ 15.10
                                                                               =======    =======    =======    =======    =======
==================================================================================================================================
Total Investment   Based on net asset value per share .....................     11.09%@     3.04%     28.74%    (29.74%)    21.79%
Return:**                                                                      =======    =======    =======    =======    =======
==================================================================================================================================
Ratios to Average  Expenses ...............................................      1.72%*     1.48%      1.77%      1.53%      1.46%
Net Assets:                                                                    =======    =======    =======    =======    =======
                   Investment income--net .................................      1.77%*      .48%      1.84%      2.12%      1.03%
                                                                               =======    =======    =======    =======    =======
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ...............    $31,208    $30,466    $32,023    $26,249    $77,086
Data:                                                                          =======    =======    =======    =======    =======
                   Portfolio turnover .....................................     18.55%     41.70%     29.91%     31.92%     84.91%
                                                                               =======    =======    =======    =======    =======
==================================================================================================================================

                                                                                                     Class B
                   The following per share data and ratios have             ------------------------------------------------------
                   been derived from information provided                   For the Six
                   in the financial statements.                             Months Ended       For the Year Ended November 30,
                                                                               May 31,    ----------------------------------------
                   Increase (Decrease) in Net Asset Value:                       2001       2000      1999       1998       1997
==================================================================================================================================
Per Share          Net asset value, beginning of period ...................    $ 12.69    $ 12.52   $  10.20   $  14.66   $  12.46
Operating                                                                      -------    -------   --------   --------   --------
Performance:       Investment income (loss)--net+ .........................        .05       (.07)       .10        .23         --++
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions--net .....................       1.30        .32       2.56      (4.69)      2.50
                                                                               -------    -------   --------   --------   --------
                   Total from investment operations .......................       1.35        .25       2.66      (4.46)      2.50
                                                                               -------    -------   --------   --------   --------
                   Less dividends:
                     Investment income--net ...............................         --       (.06)      (.34)        --       (.30)
                     In excess of investment income--net ..................         --       (.02)        --         --         --
                                                                               -------    -------   --------   --------   --------
                   Total dividends ........................................         --       (.08)      (.34)        --       (.30)
                                                                               -------    -------   --------   --------   --------
                   Net asset value, end of period .........................    $ 14.04    $ 12.69   $  12.52   $  10.20   $  14.66
                                                                               =======    =======   ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share .....................     10.64%@     1.94%     27.32%    (30.42%)    20.51%
Return:**                                                                      =======    =======   ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses ...............................................      2.77%*     2.51%      2.87%      2.57%      2.50%
Net Assets:                                                                    =======    =======   ========   ========   ========
                   Investment income (loss)--net ..........................       .70%*     (.44%)      .98%      1.76%      (.03%)
                                                                               =======    =======   ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ...............    $79,010    $87,317   $135,883   $190,670   $527,520
Data:                                                                          =======    =======   ========   ========   ========
                   Portfolio turnover .....................................     18.55%     41.70%     29.91%     31.92%     84.91%
                                                                               =======    =======   ========   ========   ========
==================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Amount is less than $.01 per share.
 @    Aggregate total investment return.

      See Notes to Consolidated Financial Statements.


                                    12 & 13

                            Merrill Lynch Latin America Fund, Inc., May 31, 2001

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

                                                                                                    Class C
                   The following per share data and ratios have             -----------------------------------------------------
                   been derived from information provided                   For the Six
                   in the financial statements.                             Months Ended       For the Year Ended November 30,
                                                                               May 31,    ---------------------------------------
                   Increase (Decrease) in Net Asset Value:                       2001       2000      1999       1998       1997
=================================================================================================================================
Per Share          Net asset value, beginning of period ...................    $ 12.68    $ 12.53   $ 10.18    $  14.64   $ 12.46
Operating                                                                      -------    -------   -------    --------   -------
Performance:       Investment income (loss)--net+ .........................        .05       (.07)      .09         .23      (.02)
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions--net .....................       1.29        .32      2.58       (4.69)     2.52
                                                                               -------    -------   -------    --------   -------
                   Total from investment operations .......................       1.34        .25      2.67       (4.46)     2.50
                                                                               -------    -------   -------    --------   -------
                   Less dividends:
                     Investment income--net ...............................         --       (.08)     (.32)         --      (.32)
                     In excess of investment income--net ..................         --       (.02)       --          --        --
                                                                               -------    -------   -------    --------   -------
                   Total dividends ........................................         --       (.10)     (.32)         --      (.32)
                                                                               -------    -------   -------    --------   -------
                   Net asset value, end of period .........................    $ 14.02    $ 12.68   $ 12.53    $  10.18   $ 14.64
                                                                               =======    =======   =======    ========   =======
=================================================================================================================================
Total Investment   Based on net asset value per share .....................     10.57%@     1.90%    27.42%     (30.46%)   20.52%
Return:**                                                                      =======    =======   =======    ========   =======
=================================================================================================================================
Ratios to Average  Expenses ...............................................      2.77%*     2.51%     2.85%       2.57%     2.50%
Net Assets:                                                                    =======    =======   =======    ========   =======
                   Investment income (loss)--net ..........................       .71%*     (.48%)     .89%       1.77%     (.11%)
                                                                               =======    =======   =======    ========   =======
=================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ...............    $ 6,654    $ 7,000   $10,638    $ 12,196   $37,027
Data:                                                                          =======    =======   =======    ========   =======
                   Portfolio turnover .....................................     18.55%     41.70%    29.91%      31.92%    84.91%
                                                                               =======    =======   =======    ========   =======
=================================================================================================================================

                                                                                                     Class D
                   The following per share data and ratios have             ------------------------------------------------------
                   been derived from information provided                   For the Six
                   in the financial statements.                             Months Ended       For the Year Ended November 30,
                                                                               May 31,    ----------------------------------------
                   Increase (Decrease) in Net Asset Value:                       2001       2000      1999       1998       1997
==================================================================================================================================
Per Share          Net asset value, beginning of period ...................    $ 13.00    $ 12.83   $ 10.53    $ 15.02    $  12.77
Operating                                                                      -------    -------   -------    -------    --------
Performance:       Investment income--net+ ................................        .11        .03       .18        .34         .11
                   Realized and unrealized gain (loss) on investments and
                   foreign currency transactions--net .....................       1.33        .34      2.62      (4.83)       2.54
                                                                               -------    -------   -------    -------    --------
                   Total from investment operations .......................       1.44        .37      2.80      (4.49)       2.65
                                                                               -------    -------   -------    -------    --------
                   Less dividends:
                     Investment income--net ...............................         --       (.16)     (.50)        --        (.40)
                     In excess of investment income--net ..................         --       (.04)       --         --          --
                                                                               -------    -------   -------    -------    --------
                   Total dividends ........................................         --       (.20)     (.50)        --        (.40)
                                                                               -------    -------   -------    -------    --------
                   Net asset value, end of period .........................    $ 14.44    $ 13.00   $ 12.83    $ 10.53    $  15.02
                                                                               =======    =======   =======    =======    ========
==================================================================================================================================
Total Investment   Based on net asset value per share .....................     11.08%@     2.71%    28.47%    (29.89%)     21.40%
Return:**                                                                      =======    =======   =======    =======    ========
==================================================================================================================================
Ratios to Average  Expenses ...............................................      1.97%*     1.73%     2.04%      1.78%       1.71%
Net Assets:                                                                    =======    =======   =======    =======    ========
                   Investment income--net .................................      1.52%*      .20%     1.73%      2.54%        .72%
                                                                               =======    =======   =======    =======    ========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ...............    $47,264    $46,514   $47,691    $50,093    $128,433
Data:                                                                          =======    =======   =======    =======    ========
                   Portfolio turnover .....................................     18.55%     41.70%    29.91%     31.92%      84.91%
                                                                               =======    =======   =======    =======    ========
==================================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
 @    Aggregate total investment return.

      See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.


                                    14 & 15

                            Merrill Lynch Latin America Fund, Inc., May 31, 2001

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of November 30, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B ..................................            .25%               .75%
Class C ..................................            .25%               .75%
Class D ..................................            .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares, respectively, as follows:

--------------------------------------------------------------------------------
                                                              FAMD        MLPF&S
--------------------------------------------------------------------------------
Class A ............................................          $  7        $  124
Class D ............................................          $861        $2,825
--------------------------------------------------------------------------------

For the six months ended May 31, 2001, MLPF&S received contingent deferred sales charges of $30,690 and $238 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,899 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $11,444 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.


                                    16 & 17

                            Merrill Lynch Latin America Fund, Inc., May 31, 2001

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended May 31, 2001, the Fund reimbursed MLIM an aggregate of $22,662 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2001 were $31,679,750 and $60,860,604, respectively.

Net realized gains (losses) for the six months ended May 31, 2001 and net unrealized losses as of May 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                               Realized              Unrealized
                                            Gains (Losses)             Losses
--------------------------------------------------------------------------------
Long-term investments .............          $ 5,671,955           $(38,955,696)
Foreign currency transactions .....             (297,264)               (96,996)
                                             -----------           ------------
Total .............................          $ 5,374,691           $(39,052,692)
                                             ===========           ============
--------------------------------------------------------------------------------

As of May 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $38,955,696, of which $24,512,958 related to appreciated securities and $63,468,654 related to depreciated securities. At May 31, 2001, the aggregate cost of investments for Federal income tax purposes was $202,135,991.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $24,701,056 and $68,794,900 for the six months ended May 31, 2001 and for the year ended November 30, 2000, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended May 31, 2001                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................           244,753         $  3,561,520
Shares redeemed ........................          (427,517)          (6,035,369)
                                                  --------         ------------
Net decrease ...........................          (182,764)        $ (2,473,849)
                                                  ========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2000                           Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................           875,569         $ 13,634,762
Shares issued to shareholders in
reinvestment of dividends ..............            36,804              539,541
                                                ----------         ------------
Total issued ...........................           912,373           14,174,303
Shares redeemed ........................        (1,067,023)         (16,417,626)
                                                ----------         ------------
Net decrease ...........................          (154,650)        $ (2,243,323)
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended May 31, 2001                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            64,072         $    878,700
Automatic conversion of shares .........          (188,601)          (2,570,948)
Shares redeemed ........................        (1,124,927)         (15,305,204)
                                                ----------         ------------
Net decrease ...........................        (1,249,456)        $(16,997,452)
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2000                           Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................           461,598         $  6,950,650
Shares issued to shareholders in
reinvestment of dividends ..............            50,093              719,843
                                                ----------         ------------
Total issued ...........................           511,691            7,670,493
Automatic conversion of shares .........          (989,482)         (15,013,042)
Shares redeemed ........................        (3,495,498)         (52,183,279)
                                                ----------         ------------
Net decrease ...........................        (3,973,289)        $(59,525,828)
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended May 31, 2001                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            19,522         $    271,705
Shares redeemed ........................           (96,938)          (1,318,818)
                                                   -------         ------------
Net decrease ...........................           (77,416)        $ (1,047,113)
                                                   =======         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2000                           Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            90,271         $  1,370,770
Shares issued to shareholders in
reinvestment of dividends ..............             4,894               70,284
                                                  --------         ------------
Total issued ...........................            95,165            1,441,054
Shares redeemed ........................          (392,555)          (5,877,594)
                                                  --------         ------------
Net decrease ...........................          (297,390)        $ (4,436,540)
                                                  ========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended May 31, 2001                                 Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            72,312         $  1,004,008
Automatic conversion of shares .........           183,666            2,570,948
                                                  --------         ------------
Total issued ...........................           255,978            3,574,956
Shares redeemed ........................          (558,847)          (7,757,598)
                                                  --------         ------------
Net decrease ...........................          (302,869)        $ (4,182,642)
                                                  ========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended November 30, 2000                           Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................           593,877         $  8,582,001
Automatic conversion of shares .........           969,584           15,013,042
Shares issued to shareholders in
reinvestment of dividends ..............            42,408              619,582
                                                ----------         ------------
Total issued ...........................         1,605,869           24,214,625
Shares redeemed ........................        (1,747,270)         (26,803,834)
                                                ----------         ------------
Net decrease ...........................          (141,401)        $ (2,589,209)
                                                ==========         ============
================================================================================

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended May 31, 2001.

6. Capital Loss Carryforward:

At November 30, 2000, the Fund had a net capital loss carryforward of approximately $132,617,000, of which $53,474,000 expires in 2004, $52,462,000 expires in 2006 and $26,681,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


                                    18 & 19

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Latin America Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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